Exhibit 99.11

AMENDMENT NO. 5

TO

LIMITED LIABILITY COMPANY AGREEMENT

OF CINGULAR WIRELESS LLC

BY AND AMONG

SBC COMMUNICATIONS INC.
SBC ALLOY HOLDINGS, INC.
SBC LONG DISTANCE, INC.
BELLSOUTH CORPORATION
BLS CINGULAR HOLDINGS, LLC
BELLSOUTH MOBILE DATA, INC.

AND

CINGULAR WIRELESS CORPORATION

DATED AS OF OCTOBER 27, 2004

AMENDMENT No. 5

LIMITED LIABILITY COMPANY AGREEMENT OF CINGULAR WIRELESS LLC

     AMENDMENT NO. 5 (the “Amendment”) TO THE LIMITED LIABILITY AGREEMENT OF CINGULAR WIRELESS LLC (the “Newco”), dated October  27, 2004, by and among SBC Communications Inc., a Delaware corporation (“SBC”), SBC Alloy Holdings, Inc., a Delaware corporation (“SBC Holdings”), SBC Long Distance, Inc., a Delaware corporation (“SBC Sub”), BellSouth Corporation, a Georgia corporation (“BellSouth”), BLS Cingular Holdings, LLC, a Georgia limited liability company (“BLS”), BellSouth Mobile Data, Inc., a Georgia corporation (“BellSouth Sub”), and Cingular Wireless Corporation, a Delaware corporation (“Manager”).

RECITALS

     WHEREAS, SBC, SBC Holdings, BellSouth, BLS, and Manager are parties to the Limited Liability Company Agreement of Cingular Wireless LLC dated as of October 2, 2000, as amended (as amended, the “Agreement”);

     WHEREAS, pursuant to the Investment Agreement, dated as of October 25, 2004, by and among BellSouth, SBC, Manager, Cingular, BellSouth Sub, SBC Sub and the other parties thereto (the “Investment Agreement”), Newco has agreed to issue to (i) SBC Sub, new LLC Units in exchange for the SBC Contribution Amount (as defined in the Investment Agreement) and (ii) BellSouth Sub, new LLC Units in exchange for the BellSouth Contribution Amount (as defined in the Investment Agreement);

     WHEREAS, SBC Sub and BellSouth Sub have delivered to Cingular the SBC Contribution Amount and the BellSouth Contribution Amount, respectively;

     WHEREAS, the parties desire to amend the Agreement to reflect the addition of SBC Sub and BellSouth Sub as Members and to make certain additional amendments to the Agreement;

     WHEREAS, although SBC Sub and BellSouth Sub are becoming Members as of the date hereof, the exact number of LLC Units issued to each of SBC Sub and BellSouth Sub will be determined after the date hereof in accordance with the terms of the Investment Agreement;

     NOW THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein and in the Agreement, the parties hereto agree as follows:

Article I
Effect of Amendment

     1.1 Amendments. Upon execution of this Amendment, the Agreement shall be deemed to be amended to take account of the amendments set forth in Article II hereof.

Article II
Amendment to the Agreement

     2.1 Addition of Members. The Agreement is hereby amended to add BellSouth Sub and SBC Sub as Members. The exact number of LLC Units issued to SBC Sub and BellSouth Sub will be determined in accordance with the terms of the Investment Agreement; provided that the number of LLC Units issued to SBC Sub will be 150% of the number of LLC Units issued to BellSouth Sub. Upon determination of the exact number of LLC Units issued to SBC Sub and BellSouth, Schedule 8.1 of the Agreement will be amended to reflect SBC Sub and BellSouth Sub’s ownership of the LLC Units by written agreement of the Members setting forth such amounts.

     2.2 The definition of “BellSouth Members” in Section 1.1(a) is hereby deleted and replaced with the following:

“ “BellSouth Members” shall mean BLS, BellSouth Sub and their respective successor companies.”

     2.3 Section 1.1(a) is hereby amended to add the following paragraph after the definition of “BellSouth Obligations”:

“ “BellSouth Sub” shall mean BellSouth Mobile Data, Inc., a Georgia corporation.”

     2.4 Section 1.1(a) is hereby amended to add the following paragraph after the definition of “Bid”:

“ “BLS” shall mean BLS Cingular Holdings, LLC, a Georgia limited liability company.”

     2.5 The definition of “Business” in Section 1.1(a) is hereby deleted and replaced with the following:

“ “Business” shall mean (a) the acquisition, development, ownership and operation of businesses engaged in the Domestic provision of mobile wireless voice and data services to the public utilizing radio frequencies licensed by the FCC for the provision of Cellular Service, PCS Service, Wireless Data Service, Satellite Services, and Paging Services in Puerto Rico and the U.S. Virgin Islands, (b) the acquisition, development, ownership and operation of businesses engaged in the Foreign provision of mobile wireless voice and data services to the public utilizing frequencies licensed by the respective Foreign Authority for such services, (c) business activities customarily ancillary to the provision of any of the foregoing services, and (d) the provision of a Package.”

     2.6 The definition of “Business Plan” in Section 1.1(a) is hereby deleted and replaced with the following:

“ “Business Plan” shall mean the set of detailed one-year and more general five-year plans and projections with respect to Newco and its Subsidiaries. Each Business Plan shall contemplate, among other matters: (a) the markets to be covered; (b) the activities of Newco; (c) amounts that must be invested or otherwise contributed to Newco by its members, whether as capital contributions or loans, during the calendar year following that of the approval of the Business Plan, as well as the estimate for the four years immediately following, including capital for use by Subsidiaries of Newco; and (d) the rates of return and profitability that are expected to be obtained by Newco. The Business Plan shall include, among other matters: (i) market and feasibility studies; (ii) financial and market projections and schedules; (iii) projected balance sheets and financial statements; (iv) projected cash flow; (v) human resources plan; (vi) projected rates of return; (vii) timetables of additional investments and other contributions and (viii) an annual budget including, among other things, anticipated revenues, expenditures (capital and operating) and cash requirements of Newco and its Subsidiaries on a consolidated basis for the following year (the “Budget”).”

     2.7 The definition of “Executive Officer” in Section 1.1(a) is hereby deleted and replaced with the following:

“ “Executive Officer” shall mean the chief executive officer, the chief operating officer and the chief financial officer, and individuals whose job requires them to report directly to any of the foregoing Persons.”

     2.8 Section 1.1(a) is hereby amended to add the following paragraphs to Section 1.1(a) following the definition of “Fiscal Year”:

“ “Foreign” shall mean Anguilla, Antigua, Barbados, Bermuda, the Cayman Islands, Curacao, Dominica, French West Indies, Grenada, Jamaica, St. Kitts, St. Lucia, St. Vincent and other such countries as approved from time to time by the Members in writing.”

“ “Foreign Authority” shall mean any governmental or regulatory authority, agency, commission, body or other similar entity that licenses the use of radio spectrum for mobile voice and data services in a Foreign country.”

     2.9 The definition of “Member” in Section 1.1(a) is hereby deleted and replaced with the following:

“ “Member” shall mean each of SBC, SBC Holdings, SBC Sub, BellSouth, BLS, BellSouth Sub and Manager and shall include thereafter their respective successors and permitted assigns, and any other members admitted to Newco in accordance with Section 7.1.”

     2.10 The definition of “Newco Products and Services” in Section 1.1(a) is hereby amended to add “and its Subsidiaries” following “the creation and provision by Newco.”

     2.11 The definition of “Package” in Section 1.1(a) is hereby amended to add the phrase “and/or” following “comprised of (x) one or more of Cellular Service, PCS Service,” and to delete the phrase “and/or Part 27 Service” following “Wireless Data Service.”

     2.12 The definition of “Part 27 Service” in Section 1.1(a) is hereby deleted.

     2.13 The definition of “Parties” in Section 1.1(a) is hereby deleted and replaced with the following:

“ “Parties” shall mean SBC, SBC Holdings, SBC Sub, BellSouth, BLS, BellSouth Sub, and Manager and shall thereafter include any other Person executing a counterpart of this Agreement after the date hereof.”

     2.14 Section 1.1(a) is hereby amended to add the following paragraph to Section 1.1(a) following the definition of “SBC Marks”:

“ “SBC Members” shall mean SBC Holdings, SBC Sub and their respective successors.”

     2.15 Section 1.1 (a) is hereby amended to add the following paragraph to Section 1.1(a) following the definition of “SBC Obligations”:

“ “SBC Sub” shall mean SBC Long Distance, Inc., a Delaware corporation.”

     2.16 The definition of “Telecom Services” in Section 1.1(a) is hereby amended to add the phrase “and/or” following “Cellular Service, Paging Service, PCS Service,” and to delete the phrase “and/or Part 27 Service” following “Wireless Data Services.”

     2.17 The definition of “Wireless Business” is hereby deleted and replaced with the following:

“ “Wireless Business” shall mean a business engaged in (a) the provision of mobile wireless voice and data services utilizing radio frequencies licensed by the FCC for the provision of Cellular Service, PCS Service, Wireless Data Service, Paging Service in Puerto Rico and the U.S. Virgin Islands and Satellite Services and (b) the Foreign provision of mobile wireless voice and data services to the public utilizing frequencies licensed by the respective Foreign Authority for such services.”

     2.18 The first sentence of Section 2.5(a) is hereby deleted and replaced with the following:

“Purpose and Business; Powers; Scope of Members’ Authority. (a) Newco shall be organized primarily for the purpose of conducting the Business, including the provision and development of the Newco Products and Services, either directly or through its Subsidiaries, including in its capacity as a direct or indirect member, partner or owner of a Subsidiary.”

     2.19 Section 5.1(b) is hereby amended to add the phrase “(whether for

Newco itself or where Newco is acting in its capacity as a direct or indirect member, partner, or owner of any Subsidiary or Affiliate of Newco)” following “Subject to subsection (c) below and the terms of the Manager Certificate, the Manager shall have the power on behalf and in the name of Newco.”

     2.20 Section 5.1(c) is hereby amended to add the phrase “(whether acting on behalf of Newco itself or on behalf of Newco in its capacity as a direct or indirect member, partner or owner of any Subsidiary or Affiliate of Newco)” following “Without limiting the foregoing provisions of this Section 5.1, the Manager shall have the following powers.”

     2.21 Section 5.4(a) is hereby amended to add the phrase “or Affiliate” following “whether for Newco itself or where Newco is acting in its capacity as a direct or indirect member, partner or owner of any Subsidiary.”

     2.22 Section 5.4(c) is hereby amended to add the phrase “or Affiliate” following “whether Newco is acting in its own behalf or in its capacity as a direct or indirect member, partner or owner of any Subsidiary.”

     2.23 Section 11.2(e) is hereby amended to add the sentence “Newco may assign its right to purchase any Wireless Business, in whole or in part, to one or more of its Subsidiaries” following the last sentence.

     2.24 Section 12.2 is hereby deleted and replaced with the following:

“Network Preferences. Newco shall, and shall cause its Subsidiaries to, exclusively utilize Network Services offered by Controlled Subsidiaries of such Initial Member within the Service Territory of such Initial Member unless the Manager determines that the terms of use of such Initial Member Network Services in a particular instance would materially disadvantage Newco or a Subsidiary of Newco, as the case may be, as compared to the terms available from a Third Party, taking into account price, service quality and reliability and then it shall utilize the Network Services to the maximum extent possible without being disadvantaged; provided that this exclusivity shall not limit the right of Newco or its Subsidiary to construct or acquire for its own account individual Network Services components used exclusively in all material respects by Newco and its Subsidiaries such as fixed microwave transmission equipment.”

     2.25 Section 12.4 is hereby deleted and replaced with the following:

“Initial Member Change of Control. If (a) there is a Change of Control of either Initial Member, and the Acquiring Entity or its Ultimate Parent Entity directly or indirectly owns all or any interest in any Wireless Business, or (b) either Initial Member acquires any direct or indirect ownership of all or any interest in any Wireless Business, the Parties agree that neither Newco nor any of its Subsidiaries will have any obligation to sell and will not be required to sell, restructure or take any other action to eliminate FCC, antitrust or other regulatory conflicts that may result from the Initial Member’s, Acquiring Entity’s or Ultimate Parent Entity’s ownership or prospective ownership of such Wireless Business.”

     2.26 Section 12.5(b) is hereby amended to add the phrase “and its Subsidiaries” following “each of SBC and Bell South shall be entitled to compete with each other and with Newco.”

     2.27 Section 12.7(a) is hereby amended to add the phrase “and its Subsidiaries” following “and accompanying notes to financial statements for Newco.”

     2.28 Section 12.7(b) is hereby amended to add the phrase “for Newco and its Subsidiaries” following “for such quarter and an unaudited balance sheet as of the end of such quarter.”

     2.29 Section 12.7(c) is hereby deleted and replaced with the following:

“Monthly Statements. (i) As soon as possible following the end of each calendar month in each Fiscal Year, but in any event within fourteen (14) days after the end of such month, Newco shall cause to be prepared and delivered to the Initial Member, for so long as it Beneficially Owns LLC Interests, an unaudited statement of income (including taxable income) and statement of cash flows for such month and an unaudited balance sheet as of the end of such month on a consolidated basis for Newco and its Subsidiaries, prepared in accordance with GAAP and Newco accounting and tax practices, and (ii) for so long as they Beneficially Own LLC Interests Newco shall provide the Initial Members with a monthly report of significant operating and financial statistics of Newco and its Subsidiaries on a consolidated basis including number of subscribers, subscriber churn statistics, minutes of use, average revenues per subscriber, acquisition costs and capital expenditure efficiency statistics and such additional statistics and information as may be approved from time to time by the Manager for internal use by Newco or its Subsidiaries.”

     2.30 Section 12.7(d) is hereby amended to add the phrase “and it Subsidiaries” following “reasonable access to the properties, documents and records, financial and otherwise, of Newco,” and to add the phrase “and its Subsidiaries” following “and shall provide copies or extracts of Newco.”

     2.31 Section 12.8(a) is hereby amended to add the phrase “and its Subsidiaries” following “At all times during the continuance of Newco, Newco shall maintain, at its principal place of business, separate books of account for Newco,” and to add the phrase “and its Subsidiaries’ ” following “all credits made and received and all income derived in connection with the operation of Newco.”

     2.32 Section 12.8(b) is hereby amended to add the phrase “and its Subsidiaries” in the first sentence following “or cause to be prepared and maintained, the books of account of Newco,” and to add the phrase “and shall cause its Subsidiaries to” in the fourth sentence following “Newco shall.”

     2.33 Section 13.1(a) is hereby amended to add the phrase “and its Subsidiaries” following “The parties agree that Newco.”

     2.34 Section 13.1(b) is hereby amended to add the phrase “and its Subsidiaries” following “Notwithstanding any other term of this Agreement, Newco.”

     2.35 Section 13.2 is hereby deleted and replaced with the following:

“Newco Products and Services and Marks. Newco and its Subsidiaries shall be entitled to create new Newco Products and Services and associated trademarks, service marks, trade names, logos, brand names and other intellectual property granted with respect thereto (such intellectual property referred to as the “Newco Marks”); provided that Newco shall and shall cause its Subsidiaries to promptly disclose to each of SBC and BellSouth in writing all Newco Marks that are owned, acquired or licensed by Newco and its Subsidiaries during the term of this Agreement.”

     2.36 Article 14.1(b) is hereby amended to add the phrase “and shall cause its Subsidiaries to” following “Newco shall.”

     2.37 Article 14.2 is hereby amended to add the phrase “and shall cause its Subsidiaries not to” following “The Parties agree that Newco shall not.”

     2.38 Article 14.4 is hereby deleted and replaced with the following:

“Future Development. Subject to the terms and conditions of this Agreement and the Ancillary Agreements, Newco and its Subsidiaries shall have rights to all Intellectual Property developed or acquired by Newco or its Subsidiaries, as the case may be, on or after the Closing Date. Newco may license such Intellectual Property to the Initial Members or Affiliates of the Initial Members in its sole discretion in accordance with terms and conditions mutually agreed to by Newco or any of its Subsidiaries, as the case may be, and the Initial Member or Affiliates of the Initial Members, as the case may be.”

     2.39 Article 18.3(c) is hereby amended to delete the words “SBC Holdings” and replace them with the words “SBC Members.”

Article III

     3.1 References to Agreement. Following the execution of this Amendment all references in the Agreement to the “Agreement” shall be deemed to be references to the Agreement as amended by this Amendment.

     3.2 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original by the parties executing such counterpart, but all of which shall be considered one and the same instrument.

     3.3 Section Headings; Capitalized Terms. The section and paragraph headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment. Capitalized Terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

     3.4 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without reference to the choice of law principles thereof.

     3.5 No Further Amendments. Except as expressly provided in this Amendment, the Agreement shall not be amended or deemed to be amended in any respect.

     3.6 Amendments. None of the amendments or other changes set forth in this Amendment shall be deemed to discharge any prior breach of the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SBC COMMUNICATIONS INC.
By: /s/ James S. Kahan
Name: James S. Kahan
Title: Sr. Executive Vice President—Corporate Development

SBC ALLOY HOLDINGS, INC.
By: /s/ James S. Kahan
Name: James S. Kahan
Title: Sr. Executive Vice President—Corporate Development

SBC LONG DISTANCE, INC.
By: /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Treasurer

BELLSOUTH CORPORATION
By: /s/ Ronald M. Dykes
Name: Ronald M. Dykes
Title: Chief Financial Officer

BLS CINGULAR HOLDINGS, LLC
By:	/s/ Ronald M. Dykes
	Name:	Ronald M. Dykes
	Title:	President

BELLSOUTH MOBILE DATA, INC.
By:	/s/ Ronald M. Dykes
	Name:	Ronald M. Dykes
	Title:	President

CINGULAR WIRELESS CORPORATION
By:	/s/ Stephen A. McGaw
	Name:	Stephen A. McGaw
	Title:	Senior Vice President Corporate Development